EXHIBIT 10.1

                               FOURTH AMENDMENT


            FOURTH AMENDMENT, dated as of April 30, 1999 (this "FOURTH AMENDMENT"), to the Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time), dated as of May 22, 1998 (the "CREDIT AGREEMENT"), among The Meridian Resource Corporation, a Texas corporation (the "BORROWER"), the several lenders from time to time parties thereto (the "LENDERS"), The Chase Manhattan Bank, as the Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), Toronto Dominion (Texas), Inc. and Mees Pierson N.V., as co-arrangers (each in such capacity, a "CO-ARRANGER"), and Toronto Dominion (Texas), Inc., as documentation agent (in such capacity, the "DOCUMENTATION AGENT").


                             W I T N E S S E T H:


            WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

            WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders have agreed to certain modifications as set forth herein;

            NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

            1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement.

            2. AMENDMENTS TO SUBSECTION 1.1 OF THE CREDIT AGREEMENT. (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of "Applicable Margin" "Borrowing Base" and "Commitment Fee Rate" contained therein in their entirety and substituting in lieu thereof the following definitions:

            "APPLICABLE MARGIN": for any day with respect to Eurodollar Loans and ABR Loans, the applicable per annum rate set forth below opposite the Borrowing Base Usage in effect on such day:

  BORROWING         EURODOLLAR         ABR
 BASE USAGE           MARGIN          MARGIN
 ----------         ----------        ------
Greater than             1.25%           .25%
Less than or             1.00%             0%
equal to 33%
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                                                                               2


Greater than             1.25%           .25%
33% and less
than or equal
to 66%
Greater than             1.50%           .50%
66% and less
than 80%
Equal to or              2.25%          1.25%
greater than
80% and less
than 90%
Equal to or              2.50%          1.50%
greater than
90%

            PROVIDED if there is no Borrowing Base Deficiency on the effective date of the Applicable Redetermination (after giving effect thereto, or if there is such a Borrowing Base Deficiency, such deficiency is cured within 30 days, as contemplated herein), then commencing on the later of such effective date or cure date, if applicable, the Applicable Margin thereafter, for any day with respect to Eurodollar Loans and ABR Loans shall be the applicable per annum rate set forth below opposite the Borrowing Base Usage in effect on any such day:


  BORROWING         EURODOLLAR         ABR
 BASE USAGE           MARGIN          MARGIN
 ----------         ----------        ------
Less than or              1.00%            0%
equal to 33%
Greater than              1.25%          .25%
33% and less
than or equal
to 66%
Greater than
66%                       1.50%          .50%

            As used herein, "BORROWING BASE USAGE" on any day means the percentage equivalent to the ratio of (i) the sum of the aggregate principal amount of the Loans then outstanding and Letter of Credit Outstandings on such day to (ii) the Borrowing Base in effect on such day.
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                                                                               3

            "BORROWING BASE": at any time of determination, the amount then in effect as determined in accordance with subsection 4.9; PROVIDED, HOWEVER, that until the Applicable Redetermination, the Borrowing Base shall be $250,000,000.

            "COMMITMENT FEE RATE": for any day, a rate per annum equal to (a) .30% if the Borrowing Base Usage in effect on such day is less than or equal to 33%, (b) .375% if the Borrowing Base Usage in effect on such day is greater than 33% and less than 80% and (c) .50% if the Borrowing Base Usage in effect on such day is equal to or greater than 80%; PROVIDED that if there is no Borrowing Base Deficiency on the effective date of the Applicable Redetermination (after giving effect thereto, or if there is such a Borrowing Base Deficiency, such deficiency is cured within 30 days, as contemplated herein), then commencing on the later of such effective date or cure date, if applicable, the Commitment Fee Rate thereafter for any day shall be a rate per annum equal to (a) .30% if the Borrowing Base Usage in effect on such day is less than or equal to 33% and (b) .375% if the Borrowing Base Usage in effect on such day is greater than 33%.

            (b) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "March '99 Redetermination" and adding thereto the following new definitions in alphabetical order:

            "APPLICABLE REDETERMINATION": the August `99 Redetermination unless the Special Redetermination shall occur as provided in subsection 4.9(f) in which case the Applicable Redetermination shall be the Special Redetermination.

            "AUGUST '99 REDETERMINATION": the redetermination of the Borrowing Base scheduled for August 23, 1999, pursuant to subsection 4.9(c), utilizing the June 30, 1999 Reserve Report, which is required to be delivered prior to July 30, 1999.

            "JUNE 30, 1999 RESERVE REPORT": a Reserve Report prepared by the Borrower, dated as of June 30, 1999.

            "SPECIAL REDETERMINATION":  as defined in subsection 4.9(f).

            3. AMENDMENTS TO SUBSECTION 4.9. Subsection 4.9 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

            "4.9 COMPUTATION OF BORROWING BASE. (a) BORROWING BASE. (i) The Borrowing Base in effect from time to time shall represent the maximum principal amount (subject to the aggregate amount of the Revolving Credit Commitments) of Loans and Letter of Credit Outstandings that the Lenders will allow to remain outstanding during the Commitment Period. The Borrowing Base will be based upon the value of certain Proved Reserves attributable to the Oil and Gas Properties of the Borrower and its Subsidiaries and other assets of the Borrower and its Subsidiaries acceptable to the Administrative
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                                                                               4

      Agent in its sole discretion, and will be determined by the Administrative Agent in accordance with paragraph (d) of this subsection 4.9, subject to approval by the Supermajority Lenders (or, with respect to the Applicable Redetermination, all of the Lenders). Until the Commitments are no longer in effect, all Letters of Credit have terminated and all of the Loans and all other obligations under this Agreement are paid in full, this Agreement shall be subject to the then effective Borrowing Base.

            (b) RESERVE REPORTS. Except as provided below with respect to the August '99 Redetermination, prior to March 1 and September 1 of each year, the Borrower shall, at its own expense, furnish to the Administrative Agent and to each Lender Reserve Reports, which Reserve Reports shall be dated as of the immediately preceding December 31 (in the case of Reserve Reports due on March 1) and June 30 (in the case of Reserve Reports due on September 1), and shall set forth, among other things, (i) the Oil and Gas Properties, then owned by the Borrower and its Subsidiaries, (ii) the Proved Reserves attributable to such Oil and Gas Properties and (iii) a projection of the rate of production and net income of the Proved Reserves as of the date of such Reserve Report, all in accordance with the guidelines published by the Securities and Exchange Commission and such assumptions as the Administrative Agent shall provide. In connection with the August '99 Redetermination, the June 30, 1999 Reserve Report normally due to be delivered prior to September 1, 1999 shall be delivered prior to July 30, 1999. Concurrently with the delivery of the Reserve Reports, the Borrower shall furnish to the Administrative Agent and to each Lender a certificate of a Responsible Officer showing any additions to or deletions from the Oil and Gas Properties listed in the Reserve Report, which additions or deletions were made by the Borrower and its Subsidiaries since the date of the previous Reserve Report.

            (c) REDETERMINATIONS OF THE BORROWING BASE. The Borrowing Base shall be redetermined (i) after receipt by the Administrative Agent of each scheduled Reserve Report, commencing with the June 30, 1999 Reserve Report, (ii) upon the delivery of a Lender Redetermination Notice (which shall not be delivered until after the Applicable Redetermination) to the Borrower and (iii) upon the delivery of a Borrower Redetermination Notice (which, except as provided in paragraph (f) below, shall not be delivered until after the Applicable Redetermination) to the Administrative Agent, all as provided in this subsection 4.9. Within 15 days after the delivery of a Borrower Redetermination Notice or a Lender Redetermination Notice, the Borrower shall furnish to the Administrative Agent and to each Lender a Reserve Report as of the most recent practicable date. If the Borrower fails to deliver a Reserve Report within the time period provided for in the preceding sentence, then the Administrative Agent shall have the right to rely on the last Reserve Report previously delivered by the Borrower with any such adjustments and taking into account any additional information as the Administrative Agent may deem appropriate, in its sole discretion. Other than in connection with the August '99 Redetermination or the Special Redetermination, on or before the date which is 30 days after receipt (i) of a scheduled semi-annual Reserve Report or (ii) of a Reserve Report in connection with a Lender Redetermination Notice or a Borrower

      Redetermination Notice, the Administrative Agent shall redetermine the Borrowing Base in its sole discretion, and the Administrative Agent shall notify the Borrower and the Lenders of its redetermination of the Borrowing Base. In connection with the August '99 Redetermination, the Administrative Agent shall redetermine the Borrowing Base by August 13, 1999 provided the June 30, 1999 Reserve Report has been received by it no later than July 30, 1999. In connection with a Special Redetermination, the Administrative Agent shall redetermine the Borrowing Base within 14 days of receipt from the Borrower of the Reserve Report to be used in connection therewith. Within 10 days after receipt from the Administrative Agent of the amount of its redetermination of the Borrowing Base, each Lender shall notify the Administrative Agent stating whether or not such Lender agrees with that redetermination. Failure of any Lender to give such notice within such period of time shall be deemed to constitute an acceptance of such redetermination. If the Supermajority Lenders (or, with respect to the Applicable Redetermination, all of the Lenders) agree with that redetermination, then the Administrative Agent promptly shall notify the Borrower of the Borrowing Base as so redetermined, whereupon that redetermined value shall automatically become effective (and shall remain effective until the Borrowing Base is again redetermined as provided in this subsection 4.9(c)). If the Supermajority Lenders (or, with respect to the Applicable Redetermination, all of the Lenders) have not approved or are not deemed to have approved the Borrowing Base within the 10 day period following their receipt of the proposed amount from the Administrative Agent, the Borrowing Base shall be set at the amount of the then current Borrowing Base and the Borrowing Base shall remain at such level until the Supermajority Lenders (or, with respect to the Applicable Redetermination, all of the Lenders), utilizing the procedure outlined herein, agree on a new Borrowing Base. Each redetermination provided for by this subsection 4.9(c) shall be made in accordance with the provisions of subsection 4.9(d). Other than in connection with the Applicable Redetermination, it is the intention of the Borrower and the Lenders that the Borrowing Base be redetermined within 45 days after the furnishing of each Reserve Report, subject to the provisions of this paragraph (c).

            (d) CRITERIA. (i) All determinations and redeterminations by the Administrative Agent provided for in this subsection 4.9 (and any determinations and decisions by either or both of the Administrative Agent and the Supermajority Lenders (or, with respect to the Applicable Redetermination, all of the Lenders) in connection therewith, including effecting any redetermination of the value of any component contained in a Reserve Report) shall be made by the Administrative Agent and the Lenders in their sole discretion and shall be made on a reasonable basis and in good faith based upon the application by the Administrative Agent and the Lenders of their respective normal oil and gas lending criteria as they exist at the time of determination.

            (ii) All redeterminations of the Borrowing Base referred to in this subsection 4.9 shall become effective immediately upon the delivery of notice by the Administrative Agent to the Borrower of the redetermination.

            (iii) Upon the issuance of any Subordinated Indebtedness, the Borrowing Base shall be redetermined in accordance with the procedures set forth in subsection 4.9 which would have applied had a Borrower Redetermination Notice or a Lender Redetermination Notice been delivered.

            (e) TITLE. Concurrently with the delivery to the Administrative Agent of each Reserve Report, the Administrative Agent may request that the Borrower furnish to the Administrative Agent reasonable evidence of the Borrower's title to the Oil and Gas Properties which have been developed or acquired by the Borrower subsequent to the Reserve Report immediately preceding such Reserve Report.

            (f) SPECIAL REDETERMINATION. On or before the August '99 Redetermination the Borrower may request a special redetermination of the Borrowing Base by delivering a Borrowing Redetermination Notice and a Reserve Report both as required by subsection 4.9(c) hereof. Such special redetermination of the Borrowing Base shall become effective if it is approved by all the Lenders and if, upon the effectiveness thereof, no Borrowing Base Deficiency exists (such a special redetermination being herein referred to as, the "SPECIAL REDETERMINATION"). If the Special Redetermination becomes effective prior to July 15, 1999, then subsection 7.12(b)(i) hereof shall cease to be in effect. The occurrence of the Special Redetermination shall eliminate the need for the August '99 Redetermination and the next scheduled Borrowing Base redetermination will be in connection with the December 31, 1999 Reserve Report."

            4. AMENDMENTS TO SECTION 4.10. Subsection 4.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety, and substituting in lieu thereof, the following:

            "4.10 BORROWING BASE COMPLIANCE. If, upon any redetermination of the Borrowing Base pursuant to subsection 4.9(c) other than in connection with the issuance of Subordinated Indebtedness provided for in subsection 8.2(f), the Aggregate Revolving Credit Exposure of the Lenders exceeds the Borrowing Base then in effect (any such excess, the "BORROWING BASE DEFICIENCY"), the Borrower shall prepay the Revolving Credit Loans and then to the extent necessary, cash collateralize the Letter of Credit Outstandings in an amount equal to at least 50% of the Borrowing Base Deficiency within 90 days after the effective date of the redetermination resulting in such Borrowing Base Deficiency, and within the next 90 days prepay the Revolving Credit Loans and then cash collateralize the Letter of Credit Outstandings in an amount equal to the balance of such Borrowing Base Deficiency in each case together with interest accrued to the date of such payment or prepayment and any amounts payable under subsection 4.14; PROVIDED that, if there exists a Borrowing Base Deficiency upon the effectiveness of the Applicable Redetermination, the Borrower shall within 30 days of the effectiveness of the Applicable Redetermination, prepay the Revolving Credit Loans and then cash collateralize the Letter of Credit Outstandings (together with interest accrued to the date of such payment or prepayment and any amounts payable under subsection 4.14) in an amount equal to such Borrowing Base Deficiency. If at any other time there exists a Borrowing Base Deficiency (including as a result of a redetermination in connection with the incurrence of Subordinated Indebtedness provided for in subsection 8.2(f)), the Borrower shall immediately prepay the Revolving Credit Loans and then to the extent necessary, cash collateralize the Letter of Credit Outstandings in an amount equal to 100% of such Borrowing Base Deficiency together with (i) interest accrued to the date of such payment or prepayment and (ii) any amounts payable under subsection 4.14. Notwithstanding the foregoing, the Borrower shall immediately apply 100% of the Net Proceeds of any Redetermination Event described in clauses (a),
      (b), (c) or (d) of the definition thereof to prepay outstanding Loans and then cash collateralize the Letter of Credit Outstandings. Prepayments and collateralization pursuant to this subsection 4.10 shall be made as set forth in subsection 4.5(c)."

            5. AMENDMENT TO SUBSECTION 7.2. Subsection 7.2 of the Credit Agreement is hereby amended by deleting the words "January 15, 1999" from clause "(f)" thereof and substituting in lieu thereof the words "July 15, 1999".

            6. AMENDMENTS TO SECTION 7.11. Subsection 7.11 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

            "7.11 FURTHER ASSURANCES. Upon the request of the Administrative Agent, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, without limitation, financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to maintain in favor of the Administrative Agent, for the benefit of the Lenders, Liens on the Pledged Securities and on the Oil and Gas Properties subject to the Mortgages that are duly perfected in accordance with all applicable Requirements of Law; PROVIDED that the Liens created by the Mortgages shall be released after the effectiveness of the Applicable Redetermination, (pursuant to documentation reasonably satisfactory to the Administrative Agent) if (x) upon redetermination of the Borrowing Base in connection with the Applicable Redetermination it is determined that there is no Borrowing Base Deficiency, or if there is such a Borrowing Base Deficiency, such deficiency is cured within 30 days, (y) at such time no Default or Event of Default has occurred and is continuing and (z) unless the Special Redetermination is applicable, the June 30, 1999 Reserve Report was delivered by the Borrower to the Administrative Agent by July 30, 1999."

            7. AMENDMENT TO SECTION 7.12. Subsection 7.12 of the Credit Agreement is hereby amended by deleting paragraph (b) thereof in its entirety and substituting in lieu thereof the following:

            "(b) The Borrower hereby directs the Administrative Agent to file and record the Additional Mortgage in all filing offices as the Administrative Agent deems appropriate upon the occurrence of any of the following events (and the Administrative Agent and the Lenders agree not to file or record the Additional Mortgage until the occurrence of any of the following events):

            (i) the Borrower fails to deliver the certificate required by subsection 7.2(f) by July 15, 1999 or if the Borrower delivers such certificate, subsequent information is received by the Borrower or the Administrative Agent which demonstrates to the reasonable satisfaction of the Administrative Agent that the Borrower is not in compliance with subsection 8.1(d), (e), or (f); or

            (ii) if the Special Redetermination has not occurred and Borrower fails to deliver the June 30, 1999 Reserve Report to the Administrative Agent by July 30, 1999 or if upon redetermination of the Borrowing Base in connection with the August `99 Redetermination, it is determined that a Borrowing Base Deficiency exists and the Borrower fails to cure such deficiency within 30 days of the effective date of the August `99 Redetermination by prepaying the Revolving Credit Loans and/or cash collateralizing Letter of Credit Outstandings."

            8. AMENDMENTS TO SUBSECTION 8.1. (a) Subsection 8.1 of the Credit Agreement is hereby amended by deleting clause (b) thereof and substituting in lieu thereof the following:

            "(b) Total Debt Leverage Ratio. Permit (i) the ratio of Indebtedness of the Borrower and its Subsidiaries, as of the last day of the fiscal quarters ending September 30, 1998 and December 31, 1998, to EBITDA, for the period of four consecutive fiscal quarters then ended, to be greater than 3.25 to 1.0, (ii) the ratio of Indebtedness of the Borrower and its Subsidiaries, as of the last day of the fiscal quarters ending March 31, 1999 and June 30, 1999, to EBITDA, for the period of four consecutive fiscal quarters then ended, to be greater than 4.0 to 1.0, (iii) the ratio of Indebtedness of the Borrower and its Subsidiaries, as of the last day of the fiscal quarter ending September 30, 1999, to EBITDA, for the period of four consecutive fiscal quarters then ended, to be greater than 3.50 to 1.0, or (iv) the ratio of Indebtedness of the Borrower and its Subsidiaries, as of the last day of any fiscal quarter thereafter (commencing December 31, 1999), to EBITDA, for the period of four consecutive fiscal quarters then ended, to be greater than 3.25 to 1.0."

            (c) Subsection 8.1 of the Credit Agreement is hereby amended by deleting paragraphs (d), (e) and (f) thereof in their entirety and substituting in lieu thereof the following:

            "(d) Average Daily Production. Permit the average daily production of the Proved Reserves of the Borrower and its Subsidiaries for the calendar month ending June 30, 1999 to be less than 150 MMCFE/D.

            (e) Proved Reserves. Permit the aggregate Proved Reserves of the Borrower and its Subsidiaries as of June 30, 1999 to be less than 325 BCFE.

            (f) Working Capital. Permit the Consolidated Working Capital as at June 30, 1999 to be less than negative $10,000,000."

            9. WAIVER OF SUBSECTION 4.9(B) OF THE CREDIT AGREEMENT. The Administrative Agent and the Required Lenders hereby waive any Default or Event of Default which may have occurred as a result of the receipt of a Reserve Report dated March 31, 1999 furnished by the Borrower on March 25, 1999 in lieu of the Reserve Report scheduled to be dated December 31, 1998 and furnished by the Borrower prior to March 1, 1999 and as a result of the Borrowing Base not being redetermined as provided in subsection 4.9 (as in effect prior to the effectiveness of this Fourth Amendment).

            10. CONDITIONS TO EFFECTIVENESS. The amendments and changes provided for in this Fourth Amendment shall become effective on the date (the "FOURTH AMENDMENT EFFECTIVE DATE") upon which the following conditions precedent are satisfied and the Administrative Agent notifies the Borrower and the Lenders of the occurrence of the Fourth Amendment Effective Date:

            (a) the Administrative Agent shall have received counterparts of this Fourth Amendment, duly executed by the Borrower and the Lenders listed in the signature pages hereof;

            (b) the Administrative Agent shall have received counterparts of the Acknowledgment and Consent, confirming and agreeing that the Second Amended and Restated Guarantee, dated as of June 30, 1998, is and shall continue to be, in full force and effect, duly executed by the Guarantors attached hereto;

            (c) the Administrative Agent shall have received all fees and expenses required to be paid on or before the Fourth Amendment Effective Date; and

            (d) the Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each applicable Loan Party (other than the Borrower) and the executive committee of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Fourth Amendment certified by its Secretary or Assistant Secretary as of the Fourth Amendment Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

            11. REPRESENTATIONS AND WARRANTIES. The Borrower as of the date hereof and after giving effect to the amendments contained herein, hereby (a) represents and warrants to the Administrative Agent and each Lender that the Additional Mortgage, together with the Existing
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                                                                              10

Mortgage, when filed, shall give the Lenders a first lien on Proved Reserves of the Borrower constituting at least 75% of the net present value of all the Proved Reserves of the Borrower and its Subsidiaries as reflected in the Reserve Report dated as of March 31, 1999, prepared by T. J. Smith & Company, Inc. and delivered to the Lenders and (b) confirms, reaffirms and restates that (i) representations and warranties made by it in Section 5 of the Credit Agreement are true and correct on and as of the date hereof (except to the extent such representations and warranties are stated to relate to a specific earlier date) and (ii) no Default or Event of Default has occurred and is continuing on the date hereof; PROVIDED, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Fourth Amendment.

            12. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            13. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS; LIMITED EFFECT. On and after the date hereof and the satisfaction of the conditions contained in
Section 7 of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

            14. COUNTERPARTS. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

            15. SEVERABILITY. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            16. INTEGRATION. This Fourth Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

            17. GOVERNING LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                 [Remainder of Page Intentionally Left Blank]
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                                                                              12

            IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE MERIDIAN RESOURCE CORPORATION


                                             By: /s/ P RICHARD GESSINGER
                                             Title:_____________________________



THE CHASE MANHATTAN BANK, as
  Administrative Agent, Issuing Lender
  and as a Lender


                                             By: /s/ AUTHORIZED SIGNATORY
                                             Title:_____________________________

TORONTO DOMINION (TEXAS), INC., as
  Arranger, Documentation Agent and as a
  Lender


                                             By: /s/ AUTHORIZED SIGNATORY
                                             Title:_____________________________

SOCIETE GENERALE, SOUTHWEST AGENCY,
  as a Lender


                                             By: /s/ AUTHORIZED SIGNATORY
                                             Title:_____________________________

NATIONSBANK, N.A., as a Lender


                                             By: /s/ AUTHORIZED SIGNATORY
                                             Title:_____________________________

MEES PIERSON, N.V., as a Lender


                                             By: /s/ AUTHORIZED SIGNATORY
                                             Title:_____________________________

MORGAN GUARANTY TRUST COMPANY OF
NEW YORK, as a Lender


                                             By: /s/ AUTHORIZED SIGNATORY
                                             Title:_____________________________

                           ACKNOWLEDGMENT AND CONSENT

       Each of the undersigned corporations, as a guarantor under that certain Second Amended and Restated Guarantee, dated as of June 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE"), made by each of such corporations in favor of the Administrative Agent, confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Guarantee and all of the Collateral (as defined in the Guarantee Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Fourth Amendment to which this Acknowledgment and Consent is attached.


CAIRN ENERGY USA, INC.

                                             By:________________________________
                                             Title:_____________________________

Address for Notices:
15995 N. Barker's Landing, Suite 300
Houston, Texas 77079
Fax: (281) 558-5595


THE MERIDIAN RESOURCE &  EXPLORATION
COMPANY

                                             By:________________________________
                                             Title:_____________________________

Address for Notices:
15995 N. Barker's Landing, Suite 300
Houston, Texas 77079
Fax: (281) 558-5595


THE MERIDIAN PRODUCTION CORPORATION

                                             By:________________________________
                                             Title:_____________________________

Address for Notices:
15995 N. Barker's Landing, Suite 300
Houston, Texas 77079
Fax: (281) 558-5595

THE MERIDIAN RESOURCES CORPORATION
(Delaware Subsidiary)

                                             By:________________________________
                                             Title:_____________________________

Address for Notices:
15995 N. Barker's Landing, Suite 300
Houston, Texas 77079
Fax: (281) 558-5595


LOUISIANA ONSHORE PROPERTIES, INC.

                                             By:________________________________
                                             Title:_____________________________

Address for Notices:
15995 N. Barker's Landing, Suite 300
Houston, Texas 77079
Fax: (281) 558-5595